                     DEAN WITTER INTERMEDIATE INCOME SECURITIES

                     SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                 WITHOUT FEE WAIVER

                                  AUGUST 31, 1998


CLASS A

                              6
YIELD = 2{[((a-b) /cd) +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period




                                                             6
YIELD = 2 {[((20839.66-3740.46) / 412033.235 x 10.14) +1] -1}

                                        =    4.96%

















                               17,099.20   0.004093
                               ---------
                            4,178,017.00


                          0.024808578738
                         0.0496171574761
                                   4.96%

                     DEAN WITTER INTERMEDIATE INCOME SECURITIES

                     SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                 WITHOUT FEE WAIVER

                                  AUGUST 31, 1998


CLASS B

                               6
YIELD = 2 {[((a-b) /cd) +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period




                                                             6
YIELD = 2{[((763351.46-209064.43)/15102688.716 x 9.70)+1] -1}

                                   =    4.58%

















                              554,287.03   0.003784
                              ----------
                          146,496,080.55


                            0.0229176069
                            0.0458352139
                                   4.58%

                     DEAN WITTER INTERMEDIATE INCOME SECURITIES

                     SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                 WITHOUT FEE WAIVER

                                  AUGUST 31, 1998


CLASS C

                                6
YIELD = 2 {[((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period




                                                       6
YIELD = 2 {[((2044.1-562.10) /40431.199 x 9.71) +1] -1}

                                        =    4.57%
















                                1,482.00   0.003775
                                --------
                              392,586.94


                                0.022865
                                0.045729
                                   4.57%

                     DEAN WITTER INTERMEDIATE INCOME SECURITIES

                     SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                 WITHOUT FEE WAIVER

                                  AUGUST 31, 1998


CLASS D

                               6
YIELD = 2 {[((a-b) /cd) +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period




                                                            6
YIELD = 2 {[((29478.63-4114.70) / 583316.104 x 9.70) +1] -1}

                                    =    5.44%

















                               25,363.93   0.004483
                               ---------
                            5,658,166.21


                               0.0271995
                                0.054399
                                   5.44%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          INTERMEDIATE INCOME SECURITIES (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                               _                              _
                              |        ______________________  |
FORMULA:                      |       |                        |
                              |  /\ n |          ERV           |
                     T  =     |    \  |     -------------      |  - 1
                              |     \ |           P            |
                              |      \|                        |
                              |_                              _|

                    T = AVERAGE ANNUAL TOTAL RETURN
                    n = NUMBER OF YEARS
                  ERV = ENDING REDEEMABLE VALUE
                    P = INITIAL INVESTMENT


                                                              (A)
  $1,000       ERV AS OF       AGGREGATE       NUMBER OF     AVERAGE ANNUAL
INVESTED - P     31-Aug-98    TOTAL RETURN     YEARS - n     TOTAL RETURN - T
------------   -----------    ------------     ---------     ----------------
  31-Aug-97      $1,027.40        2.74%             1.00          2.74%

  28-Jul-97      $1,022.60        2.26%             1.09          2.07%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                               _                              _
                              |        ______________________  |
FORMULA:                      |       |                        |
                              |  /\ n |          EV            |
                     t  =     |    \  |     -------------      |  - 1
                              |     \ |           P            |
                              |      \|                        |
                              |_                              _|

                                  EV
                    TR  =     ----------   - 1
                                   P


              t = AVERAGE ANNUAL TOTAL RETURN
                  (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
              n = NUMBER OF YEARS
             EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
              P = INITIAL INVESTMENT
             TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                              (C)                              (B)
  $1,000        EV AS OF      TOTAL         NUMBER OF          AVERAGE ANNUAL
INVESTED - P      31-Aug-98   RETURN - TR   YEARS - n          TOTAL RETURN - t
------------   ------------   -----------   ----------------   ----------------
  31-Aug-97         $1,073.00       7.30%               1.00             7.30%

  28-Jul-97         $1,068.00       6.80%               1.09             6.21%



(D)         GROWTH OF $10,000*
(E)         GROWTH OF $50,000*
(F)         GROWTH OF $100,000*

FORMULA:    G= (TR+1)*P
            G= GROWTH OF INITIAL INVESTMENT
            P= INITIAL INVESTMENT
            TR= TOTAL RETURN SINCE INCEPTION


               TOTAL         (D)   GROWTH OF        (E)   GROWTH OF          (F)   GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT-G   $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
------------   -----------   --------------------   ----------------------   -----------------------
  28-Jul-97           6.80      $10,226                      $51,531                $103,863


*INITIAL INVESTMENT $9,575, $48,250 & 97,250 RESPECTIVELY REFLECTS A 4.25%, 3.50% & 2.75% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          INTERMEDIATE INCOME SECURITIES (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          ERV           |
                        T  =      |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                       T = AVERAGE ANNUAL COMPOUND RETURN
                       n = NUMBER OF YEARS
                     ERV = ENDING REDEEMABLE VALUE
                       P = INITIAL INVESTMENT


                                                           (A)
  $1,000         ERV AS OF        AGGREGATE    NUMBER OF   AVERAGE ANNUAL
INVESTED - P        31-Aug-98   TOTAL RETURN   YEARS - n   COMPOUND RETURN - T
------------     ------------   ------------   ---------   -------------------
   31-Aug-97        $1,015.30      1.53%           1.00         1.53%

   31-Aug-93        $1,242.10     24.21%           5.00         4.43%

   03-May-89        $1,805.60     80.56%           9.33         6.54%



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          EV            |
                        t  =      |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                                      EV
                       TR  =      ----------   - 1
                                       P


                 t = AVERAGE ANNUAL TOTAL RETURN
                     (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 n = NUMBER OF YEARS
                EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 P = INITIAL INVESTMENT
                TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                              (C)                             (B)
  $1,000       EV AS OF       TOTAL         NUMBER OF         AVERAGE ANNUAL
INVESTED - P      31-Aug-98   RETURN - TR   YEARS - n         TOTAL RETURN - t
------------   ------------   -----------   ---------------   ----------------
   31-Aug-97    $1,065.30         6.53%               1.00               6.53%

   31-Aug-93    $1,261.10        26.11%               5.00               4.75%

   03-May-89    $1,805.60        80.56%               9.33               6.54%



(D)            GROWTH OF $10,000
(E)            GROWTH OF $50,000
(F)            GROWTH OF $100,000


FORMULA:       G= (TR+1)*P
               G= GROWTH OF  INITIAL INVESTMENT
               P= INITIAL INVESTMENT
               TR= TOTAL RETURN


                                             (D)                         (E)                         (F)
$10,000              TOTAL                   GROWTH OF                   GROWTH OF                   GROWTH OF
INVESTED - P         RETURN - TR             $10,000 INVESTMENT          $50,000 INVESTMENT          $100,000 INVESTMENT
------------         ---------------------   -------------------------   -------------------------   -------------------
   03-May-89                 80.56               $18,056                           $90,280                   $180,560

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          INTERMEDIATE INCOME SECURITIES (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                   _                              _
                                  |        ______________________  |
FORMULA:                          |       |                        |
                                  |  /\ n |          ERV           |
                        T  =      |    \  |     -------------      |  - 1
                                  |     \ |           P            |
                                  |      \|                        |
                                  |_                              _|

                       T = AVERAGE ANNUAL COMPOUND RETURN
                       n = NUMBER OF YEARS
                     ERV = ENDING REDEEMABLE VALUE
                       P = INITIAL INVESTMENT

                                                         (A)
  $1,000       ERV AS OF      AGGREGATE      NUMBER OF   AVERAGE ANNUAL
INVESTED - P      31-Aug-98   TOTAL RETURN   YEARS - n   TOTAL RETURN - T
------------   ------------   ------------   ---------   ----------------
   31-Aug-97    $1,053.90         5.39%           1.00        5.39%

   28-Jul-97    $1,060.50         6.05%           1.09        5.53%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                                     _                              _
                                    |        ______________________  |
FORMULA:                            |       |                        |
                                    |  /\ n |          EV            |
                        t  =        |    \  |     -------------      |  - 1
                                    |     \ |           P            |
                                    |      \|                        |
                                    |_                              _|

                                        EV
                       TR  =        ----------   - 1
                                         P


                 t = AVERAGE ANNUAL TOTAL RETURN
                     (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 n = NUMBER OF YEARS
                EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                 P = INITIAL INVESTMENT
                TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                              (C)                             (B)
  $1,000       EV AS OF       TOTAL         NUMBER OF         AVERAGE ANNUAL
INVESTED - P      31-Aug-98   RETURN - TR   YEARS - n         TOTAL RETURN - t
------------   ------------   -----------   ---------------   ----------------
   31-Aug-97     $1,063.90        6.39%             1.00                6.39%

   28-Jul-97     $1,060.50        6.05%             1.09                5.53%


(D)            GROWTH OF $10,000
(E)            GROWTH OF $50,000
(F)            GROWTH OF $100,000

FORMULA:       G= (TR+1)*P
               G= GROWTH OF INITIAL INVESTMENT
               P= INITIAL INVESTMENT
               TR= TOTAL RETURN SINCE INCEPTION


               TOTAL         (D)   GROWTH OF          (E)   GROWTH OF          (F)   GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT - G   $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
------------   -----------   ----------------------   ----------------------   -----------------------
   28-Jul-97        6.05        $10,605                          $53,025            $106,050

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          INTERMEDIATE INCOME SECURITIES (D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                                     _                              _
                                    |        ______________________  |
FORMULA:                            |       |                        |
                                    |  /\ n |          EV            |
                         t  =       |    \  |     -------------      |  - 1
                                    |     \ |           P            |
                                    |      \|                        |
                                    |_                              _|

                                        EV
                        TR  =       ----------   - 1
                                         P


                  t = AVERAGE ANNUAL COMPOUND RETURN
                  n = NUMBER OF YEARS
                 EV = ENDING VALUE
                  P = INITIAL INVESTMENT
                 TR = TOTAL RETURN



                                      (B)                                          (A)
  $1,000             EV AS OF         TOTAL                    NUMBER OF           AVERAGE ANNUAL
INVESTED - P             31-Aug-98    RETURN - TR              YEARS - n           COMPOUND RETURN - t
------------------   --------------   ----------------------   -----------------   -------------------
      31-Aug-97          $1,074.30                     7.43%               1.00               7.43%

      28-Jul-97          $1,069.50                     6.95%               1.09               6.35%

(C)             GROWTH OF $10,000
(D)             GROWTH OF $50,000
(E)             GROWTH OF $100,000


FORMULA:        G= (TR+1)*P
                G= GROWTH OF INITIAL INVESTMENT
                P= INITIAL INVESTMENT
                TR= TOTAL RETURN SINCE INCEPTION


$10,000            TOTAL             (C)   GROWTH OF               (D)   GROWTH OF         (E)   GROWTH OF
INVESTED - P       RETURN - TR      $10,000 INVESTMENT - G        $50,000 INVESTMENT - G   $100,000 INVESTMENT - G
----------------   --------------   ---------------------------   ----------------------   -----------------------
      28-Jul-97             6.95                  $10,695                  $53,475               $106,950